BAR HARBOR BANKSHARES

# Annual Meeting

## May 15, 2012

# 2011 Year in Review

- Economic environment & business climate
- Micro economy of coastal Maine
- Increasing regulatory focus
- BHB financial performance
- Near-term challenges

# Economic Environment/ Business Climate

- **Slow emergence from economic recession**
- **Still depressed real estate markets**
- **Still high unemployment**
- **Still diminished consumer confidence**
- **Still uncertain economic outlook**
- **Still weak loan demand**

BAR HARBOR BANKSHARES

# Micro economy of Coastal Maine

- **Strong tourist season**
- **Record lobster landings**
- **Strong wild blueberry season**
- **Continued improvement in local employment**
- **Still depressed real estate markets and values**

BAR HARBOR BANKSHARES

# Bank Regulatory Climate

- Continued focus on credit quality, liquidity, capital, IRR and the U.S. Patriot Act
- Dodd-Frank Wall Street Reform Act
- Consumer Financial Protection Board
- New capital standards on the horizon



# BHB 2011 Year in Review

- **Record earnings**
- **Continued business and consumer loan growth**
- **Stable credit quality**
- **Solid core deposit growth**
- **Expanding net interest margin**
- **Strong capital ratios**
- **Increased dividends to shareholders**

BAR HARBOR
BANKSHARES

# Financial Condition

## December 31, 2011

# Total Assets

($ in millions)



Up $49.5m, or 4.4%
1,300
1,200
1,100
1,000
900
800
700
600
500
400
300
200
889
972
1,072
1,118
1,167
2007
2008
2009
2010
2011

BAR HARBOR BANKSHARES

# Total Loans
($ in millions)



Up $28.3m,
or 4.0%
800
700
600
500
400
580
634
669
701
729
2007
2008
2009
2010
2011

BAR HARBOR BANKSHARES

# Loan Portfolio

- Commercial up $7.0m, or 1.8%
- Consumer up $24.0m or 8.3%



$800
$700
$600
$500
$400
$300
$200
$100
$0
$579.7
$633.6
$669.5
$700.7
$729.0
$264.9
$321.8
$369.3
$397.6
$404.6
55.5%
$307.7
$305.4
$285.3
$290.1
$314.2
43.1%
$6.0
$5.4
$14.1
$12.1
$9.7
1.3%
2007
2008
2009
2010
2011
Tax Exempt
Consumer
Commercial

BAR HARBOR BANKSHARES

# Loan Portfolio

## 12/31/11



• Lodging industry represents 34.8% of CRE mortgage portfolio
Tax-Exempt 1%
Home Equity 7%
Consumer 3%
CRE 39%
Residential RE 33%
Agriculture 4%
C & I 9%
Commercial Construction 4%

BAR HARBOR BANKSHARES

# Credit Quality

# Non-Performing to Total Loans


One Relationship
2.10%
1.80%
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
0.36%
0.70%
1.37%
1.95%
1.77%
2007
2008
2009
2010
2011


BAR HARBOR
BANKSHARES

# Net Charge-Offs to Average Loans


One relationship
0.60%
0.40%
0.20%
0.00%
0.04%
0.21%
0.13%
0.24%
0.37%
2007
2008
2009
2010
2011

# Allowance for Loan Losses

($ in millions)


1.13% of total loans at 12/31/11
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
4.7
5.4
7.8
8.5
8.2
2007
2008
2009
2010
2011

BAR HARBOR BANKSHARES

# Investment Securities

($ in millions)



Up 24.0m, or 6.7%
450
400
350
300
250
200
150
265
291
347
358
382
2007
2008
2009
2010
2011

BAR HARBOR
BANKSHARES

# Investment Securities



U.S. Government Agency MBS 19.6%
Private Label MBS 3.6%
Municipal Debt Obligations 15.7%
GSE Debt Obligations 0.2%
GSE MBS 60.9%

- No below investment grade municipal debt obligations
- Manageable OTTI risk remains with private label MBS

# Total Deposits

($ in millions)

| | Chg. |
|---|---|
| Demand | 3.8% |
| Now | 19.9% |
| Savings/MMK | (2.4%) |
| Time | 0.2% |



Up $14.6m, or 2.1%
800
700
600
500
400
300
539
578
641
708
723
2007
2008
2009
2010
2011

# Deposits


$800
$700
$600
$500
$400
$300
$200
$100
$0
$539.1
$578.2
$641.2
$708.3
$722.9
$132.2
$163.0
$243.9
$125.7
$163.8
$288.7
$132.3
$171.8
$337.1
$143.0
$211.7
$353.6
$161.8
$206.7
$354.4
22.4%
28.6%
49.0%
2007
2008
2009
2010
2011
Cerificates of Deposit
MMDA & Savings
Total Demand & NOW

# "Well Capitalized"

## Capital Ratios


18%
15%
12%
9%
6%
3%
0%
4.00%
5.00%
9.32%
4.00%
6.00%
14.29%
8.00%
10.00%
16.06%
TIER 1 - LEVERAGE
TIER 1 - RISK BASED
TOTAL RISK-BASED
Adequate
Well
BHB

BAR HARBOR BANKSHARES

# Results of Operations

## Year Ended

## December 31, 2011

# Net Interest Income

($ in millions)
(Tax-Equivalent)

- Up 2.5m, or 7.6%

  Driven by:
- Avg. Earning Asset growth of $61.9m
- 5 bp NIM improvement



Up $2.5m, or 7.6%
40.0
36.0
32.0
28.0
24.0
20.0
16.0
12.0
8.0
23.6
28.1
34.8
33.3
35.9
2007
2008
2009
2010
2011

BAR HARBOR BANKSHARES

# Non-interest Income

($ in millions)



Down $666k, or 8.9%
9.0
7.0
5.0
3.0
1.0
5.9
6.4
6.0
7.5
6.8
2007
2008
2009
2010
2011

BAR HARBOR BANKSHARES

# Non-interest Income

- **Deposit service charges – down $75k, or 5.5%**
  - **Impact of new regulations**
- **Trust & Financial Services – up $77k, or 2.6%**
  - **AUM up $19.7m, or 6.3%**
- **Credit & debit card fees – up $117k, or 10.1%**
- **Securities gains, net of OTTI – down $759k, or 61.8%**

BAR HARBOR
BANKSHARES

# Non-interest Expense

**($ in millions)**



Up $1.2m, or 5.6%
26.0
24.0
22.0
20.0
18.0
16.0
14.0
18.2
20.5
21.8
22.0
23.3
2007
2008
2009
2010
2011

BAR HARBOR BANKSHARES

# Non-interest Expense

- **Salaries & Benefits – up $621k, or 5.1%**
  - **Reflects 2010 health insurance credits – $402k**

- **Occupancy expense – up $157k, or 11.6%**
  - **RE: Major branch facilities upgrades**

- **Other Operating Expenses – up $351k, or 6.3%**
  - **Wide variety of expense categories**

BAR HARBOR BANKSHARES

# Efficiency Ratio



75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
60.4%
57.8%
53.2%
55.5%
55.0%
2007
2008
2009
2010
2011

# Net Income Available to Common Shareholders

($ in millions)

- Up $1.0m, or 10.3%
- New record


12.0
11.0
10.0
9.0
8.0
7.0
6.0
5.0
7.2
7.7
9.3
10.0
11.0
2007
2008
2009
2010
2011

# EPS & Shareholder Dividends



Up $0.24, or 9.2%
Up $0.05, or 4.8%
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2.30
0.955
2.57
1.020
3.12
1.040
2.61
1.045
2.85
1.095
2007
2008
2009
2010
2011
EPS
Dividends

# Return On Average Equity



13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
11.40%
11.87%
11.65%
10.07%
9.94%
2007
2008
2009
2010
2011

BAR HARBOR
BANKSHARES

# Return On Average Assets



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.85%
0.83%
0.98%
0.98%
0.96%
2007
2008
2009
2010
2011

BAR HARBOR BANKSHARES

# Near-Term Challenges

- Continue expense containment
- Manage interest rate risk
- Anticipate increased government regulation
- Continue profitable deployment of capital

# Near-Term Challenges

- **Assume slow pace of economic recovery**
- **Sustain credit quality**
- **Grow assets despite soft loan demand and depressed real estate values**
- **Integrate Border Trust**

# Prospective Branch Map



Old Town
Bangor
Skowhegan
Waterville
Ellsworth
Belfast
Augusta
Gardiner
Auburn
Rockland
Bath
Portland
Bar Harbor Bank & Trust
Border Trust Company

# Pending Border Trust Transaction

- Total Assets - $46.9m
  - Loans – $37.2m
  - Deposits - $41.1m
- Deal Value - $1.16m
  - Core Deposit Premium – 3.85%
  - Loan Discount – 3.0%
  - Excluded OREO & NPL's - $1.8m
- Defined Expansion Strategy
  - Kennebec and Sagadahoc counties
- Accretive to earnings in 2013
- Subject to regulatory approvals and customary closing conditions